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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT-JULY 9, 1999



                           SWISHER INTERNATIONAL, INC.
                           ---------------------------
                         (Name Of Small Business Issuer)

           NEVADA                     0-21282                   56-1541396
           ------                     -------                   ----------
(State of Incorporation)     (Commission File Number)         (I.R.S Employer
                                                            Identification No.)


6849 Fairview Road, Charlotte, NC                                    28210
----------------------------------------                          ----------
(Address of principal executive offices)                          (ZIP Code)


                                 (704) 364-7707
                           ---------------------------
                           (Issuer's telephone number)




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ITEM 5.  OTHER EVENTS.

         Effective June 30, 1999, Swisher International, Inc. entered into a $1.75 million revolving line of credit agreement with Capital Factors, Inc. The new financing agreement replaces the Company's existing $1.75 million revolving line of credit with another lender.


ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued June 30, 1999

                  99.2     Loan and Security Agreement, dated as of June 30,
                           1999, by and between Swisher International, Inc. and Capital Factors, Inc.





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SWISHER INTERNATIONAL, INC.


Date: July 9, 1999                  By /s/ Thomas W. Busch
                                          ----------------
                                           Thomas W. Busch
                                           Chief Financial Officer